AMENDMENT NO. 1 TO KEY EMPLOYEE AGREEMENT

     AMENDMENT NO. 1, by and among Palomar Medical Technologies, Inc., a Delaware corporation (the "Company") and Joseph P. Caruso ("Employee"), dated of June 8, 2000 (this "Amendment"), to Key Employee Agreement, dated as of as January 1, 2000, between the Company and Employee.

                              W I T N E S S E T H :

     WHEREAS, the Company and Employee are parties to a Key Employee Agreement dated as of January 1, 2000 (the "Agreement");

     WHEREAS, the Company and Employee wish to amend the Agreement upon the terms and subject to the conditions set forth herein; and

     NOW THEREFORE, in consideration of the premises and the covenants contained in this Amendment and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. Amendment. Section 2 of the Agreement ("Office and Duties") is amended by deleting the first sentence thereof and replacing it in its entirety by the following: "Executive shall have the usual duties, responsibilities and authority (the "Executive's Authority") of a President and Chief Operating
Officer, and shall report to the Board of Directors of the Company, and shall perform such specific other tasks, consistent with his position as President and Chief Operating Officer, as may from time to time be reasonably assigned to him by the Board of Directors.

     2. Effectiveness. From and after the date hereof, all references in the Agreement to the Agreement shall be deemed to be references to such Agreement as amended hereby.

     3. Agreement. Except as amended by this Amendment, the Agreement shall remain in effect in accordance with its terms.

     4. Miscellaneous. (a) This Amendment shall be construed and interpreted in accordance with the laws of the Commonwealth of Massachusetts.

     (b) This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which counterparts when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument. This Amendment may be executed and delivered by a party by a telephone line facsimile transmission bearing a signature on behalf of such party transmitted by such party to the other party.

     (c) Section and paragraph headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.
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     (d) Any provision of this Amendment that is  prohibited,  unenforceable  or
not  authorized  in  any  jurisdiction  shall,  as  to  such  jurisdiction,   be
ineffective   to  the   extent   of  such   prohibition,   unenforceability   or
non-authorization without invalidating the remaining provisions hereof or affecting the validity, enforceability or legality of such provision in any other jurisdiction.

     (e) No amendment or waiver of any provision of this Amendment shall in any event be effective unless the same shall be in writing and signed by the party to be charged with enforcement thereof and any such waiver shall be effective only in the specific instance and for the specific instance and for the specific purpose for which given. No failure on the part of any party to exercise, and no delay in exercising, any right under this Amendment shall operate as a waiver thereof by such party. No single or partial exercise of any right under this Amendment shall preclude any other or further exercise thereof or the exercise of any other right.

     IN WITNESS WHEREOF, the parties hereto have executed, delivered and made effective this Amendment as of June 8, 2000.

                       PALOMAR MEDICAL TECHNOLOGIES, INC.

                                           /s/ Louis P. Valente
                                        By:-------------------------------------
                                        Name: Louis P. Valente
                                        Title: Chief Executive Officer
/s/ Joseph P. Caruso
-----------------------
Joseph P. Caruso













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